EXHIBIT 99.1

                    SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of October 15, 1996 by and among INTELLIGENT ELECTRONICS, INC., a Pennsylvania corporation, with headquarters located at 411 Eagleview Boulevard, Exton, Pennsylvania 19341 (the "Company"), and the purchaser set forth on the signature pages hereto (the "Buyer").

     WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

B. The Company has authorized a new series of preferred stock, designated as its Series B Convertible Preferred Stock (the "Preferred Stock"), having the rights, preferences and privileges set forth in the Statement with Respect to Shares attached hereto as Exhibit "A" (the "Statement with Respect to Shares");

C. The Preferred Stock is convertible into shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in the Statement with Respect to Shares;

D. The Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, (i) an aggregate of Fifteen Thousand (15,000) shares of Preferred Stock, having a stated value of One Thousand Dollars ($1,000) per share, upon the terms and subject to the limitations and conditions set forth in the Statement with Respect to Shares,
(ii) warrants (the "First Warrants") in the form attached hereto as Exhibit "B" to acquire 225,000 shares of Common Stock at the per share price provided in Section 1(a)(ii) hereof and (iii) additional warrants (the "Second Warrants" and, together with the First Warrants, the "Warrants") in the form attached hereto as "Exhibit B" to acquire an additional 225,000 shares of Common Stock at the per share price provided in Section 1(a)(iii) hereof, for an aggregate purchase price, as determined in accordance with Section 1(d) hereof (the "Aggregate Purchase Price"), of Fifteen Million Dollars ($15,000,000);

E. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit "C" (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

     NOW THEREFORE, the Company and the Buyer hereby agree as follows:

     1.   PURCHASE AND SALE OF PREFERRED SHARES AND WARRANTS.
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          a.   Purchase of Preferred Shares and Warrants.  On the terms and subject to the conditions set forth herein, the Company shall issue and sell to Buyer and Buyer shall purchase from the Company (i) 15,000 shares of Series B Preferred Stock (collectively, together with any Preferred Stock issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the "Preferred Shares"), (ii) First Warrants to purchase shares of Common Stock at a price per share equal to 125% of the average of the closing bid prices for the Common Stock as reported by NASDAQ-NM (as defined herein), or on the principal securities market on which the Common Stock is then being traded (such closing bid price being hereinafter referred to as the "Closing Bid Price"), for the five (5) consecutive Trading Days (as defined in the Statement with Respect to Shares) ending on the last Trading Day immediately prior to the Closing Date in respect of the First Closing and (iii) Second Warrants to purchase shares of Common Stock at a price per share, subject to the antidilution protections contained in Sections 4(a)-(f) of the Warrants as if the Second Warrants had been issued at the First Closing, equal to 125% of the average of the closing bid prices for the Common Stock as reported by NASDAQ-NM, or on the principal securities exchange or other securities market on which the Common Stock is then being traded, for the five (5) consecutive Trading Days ending on the last Trading Day immediately prior to the Second Warrant Issue Date (as defined below). The issuance, sale and purchase of the Preferred Shares and Warrants shall take place in two (2) separate closings, the first of which is hereinafter referred to as the "First Closing" and the second of which is hereinafter referred to as the "Second Closing." Subject to the satisfaction (or waiver) of the conditions thereto set forth in
Section 6 and Section 7 below (A) at the First Closing, the Company shall issue and sell to the Buyer and the Buyer shall purchase from the Company Five Thousand (5,000) Preferred Shares and the First Warrants for an aggregate purchase price of Five Million Dollars ($5,000,000) and (B) at the Second Closing, subject to the penultimate sentence of this paragraph 1(a), the Company shall issue and sell to the Buyer and the Buyer shall purchase from the Company Ten Thousand (10,000) Preferred Shares for an aggregate purchase price of Ten Million Dollars ($10,000,000). On the later of (i) the Second Closing and (ii) the ninetieth (90th) day following the Closing Date (as defined below) in respect of the First Closing (such later date is referred to herein as the "Second Warrant Issue Date"), the Company shall issue to Buyer the Second Warrants. If the registration statement(s) (the "Registration Statement") filed by the Company pursuant to Section 2(a) of the Registration Rights Agreement covering the resale of the Registrable Securities (as defined in the Registration Rights Agreement) has not been declared effective within 165 days of the filing of such Registration Statement, then, in such event, between 166 days after the filing of such Registration Statement and 256 days after such filing, the Buyer shall have the right, but shall not be obligated, to purchase the Ten Thousand (10,000) Preferred Shares issuable at the Second Closing. Notwithstanding the foregoing, if there shall occur any Mandatory Redemption Event (as defined in the Statement with Respect to Shares) prior to the Second Closing, the Company shall, on the date of such occurrence, issue to the Buyer, for no additional consideration, the Second Warrants.

          b.   Form of Payment.

               (i) On the Closing Date in respect of the First Closing, (a) Buyer shall pay Five Million Dollars ($5,000,000) for Five Thousand (5,000) Preferred Shares and all of the First Warrants issuable hereunder by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed certificates representing such number of Preferred Shares and First Warrants which the Buyer is then purchasing, and (b) the Company shall deliver such certificates against delivery of such funds.

               (ii) On the Closing Date in respect of the Second Closing, (a) Buyer shall pay $10,000,000 (such amount herein referred to as the "Second Closing Price") for (i) Ten Thousand (10,000) Preferred Shares and (ii) if such date is the Second Warrant Issue Date, all of the Second Warrants issuable hereunder by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed certificates representing such number of Preferred Shares and Second Warrants which the Buyer is then purchasing and
(b) the Company shall deliver such certificates against delivery of such funds.

          c. Closing Dates. Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Preferred Shares and Warrants pursuant to this Agreement (the "Closing Dates") shall be (i) in the case of the First Closing, 12:00 noon Eastern Time in Philadelphia, PA on October 16, 1996 (subject to a two (2) business day grace period at either party's option),
(ii) in the case of the Second Closing, 12:00 noon Eastern Time in Philadelphia, PA on the fifth (5th) business day following notification of satisfaction (or waiver) of the conditions to such closing set forth in Sections 7(a) and 7(b) below or, in each case, such other mutually agreed upon time. The closings shall occur on the Closing Dates at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, 1401 Walnut Street, Philadelphia, Pennsylvania.

          d. Aggregate Purchase Price. Subject to the terms and conditions of Sections 1 and 7 of this Agreement, the Aggregate Purchase Price shall be Fifteen Million Dollars ($15,000,000), which shall be allocated
$14,995,500.00 to the Preferred Stock and $4,500.00 to the Warrants.

     2.   BUYER'S REPRESENTATIONS AND WARRANTIES.
          ---------------------------------------
     Buyer represents and warrants (which representations and warranties shall be true and correct on date hereof and on the date of each closing hereunder as if made on each of such dates) to the Company that:

          a. Organization. The Buyer is an unlimited liability company duly organized and existing and in good standing under the laws of the Cayman Islands, and has the requisite corporate power to own its properties and to carry on its business as it is now being conducted.

          b. Authorization; Enforcement. (i) The Buyer has the requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement, (ii) the execution and delivery of this Agreement and the Registration Rights Agreement by the Buyer and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action required by the Buyer's Articles of Association and Memorandum of Association, Certificate of Incorporation and otherwise under applicable corporate (or equivalent) law, and no further consent or authorization of the Buyer, its directors or members is required with respect thereto, (iii) this Agreement has been duly executed and delivered by the Buyer, and (iv) this Agreement constitutes, and upon execution and delivery by the Buyer of the Registration Rights Agreement such instrument will constitute, a valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

          c. No Conflicts. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby and thereby will not result in a violation of the Buyer's Certificate of Incorporation, Memorandum of Association or Articles of Association.

          d. Investment Purpose. The Buyer is purchasing (i) the Preferred Shares, (ii) the shares of Common Stock or other securities issuable upon conversion thereof (including, without limitation, upon conversion of any Premium Amount (as defined in the Statement with Respect to Shares) and such additional shares, if any, as are issuable as a result of the events described in Articles VI.E. and VI.F. of the Statement with Respect to Shares) (collectively, the "Conversion Shares"), (iii) the Warrants and (iv) the shares of Common Stock or other securities issuable upon exercise of the Warrants (the "Warrant Shares") (collectively, the "Securities" and individually, a "Security") for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered under the 1933 Act.

          e. Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D.

          f. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Preferred Shares and Warrants. Upon each conversion of Preferred Shares which is not exempt from registration under the 1933 Act pursuant to Section 3(a)(9) thereof, and upon each exercise of Warrants, the Buyer shall be deemed to have restated the representations and warranties set forth in paragraphs 2(a) through (f) of this Agreement on and as of the date of each conversion or exercise.

          g. Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Buyer believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a high degree of risk.

          h. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

          i. Transfer or Resale. The Buyer understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or
(b) the Buyer shall have delivered to the Company an opinion of counsel, in form, substance and scope customary to opinions typically delivered in transactions of this nature, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (c) sold pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule); (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933
Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement).

          j. Legends. The Buyer understands that the certificates for the Preferred Shares, Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the Conversion Shares and Warrant Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

     "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary to opinions typically delivered in transactions of this nature, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Security is registered under the 1933 Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary to opinions typically delivered in transactions of this nature, to the effect that (i) a public sale or transfer of such Security may be made without registration under the 1933 Act or (ii) such Security can be sold pursuant to Rule 144 under the 1933 Act (or a successor rule thereto) without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable securities law.

          k.   Authorization; Enforcement. This Agreement and the
Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Buyer and are valid and binding agreements of the Buyer enforceable in accordance with their terms.

          l.   Residency.  The Buyer is a resident of the Cayman Islands.

          m. Hedged Position. The Buyer has not established, and prior to the Closing Date in respect of the First Closing, the Buyer will not establish, a hedged position in anticipation of the transactions provided for herein.

          n. Compliance with Laws. The Buyer represents and warrants to the Company that it has complied, and the Buyer covenants that it will comply, with all applicable laws and regulations with respect to the acquisition, holding and disposition of the Securities.

          o. No Brokers. The Buyer has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with Susquehanna Financial Group, Inc. ("SFG") and Janney Montgomery Scott, Inc. ("JMS"), whose commissions and fees will be paid by the Company as contemplated by Section 3(l) hereof.

          p. Balance Sheet. The Buyer has delivered to the Company a true and complete copy of its July 31, 1996 balance sheet. Such balance sheet fairly presents in all material respects the consolidated financial position of the Buyer as of the date thereof. The Buyer's financial position as of the date of the First Closing has not materially deteriorated from its financial position as of July 31, 1996.

          q. Other Information. The Buyer has delivered to the Company a true and complete copy of item 2 to the Schedule 13D filed by the Buyer with the SEC with respect to its beneficial ownership of SC&T International, Inc. Common Stock and the information provided therein is true and correct in all material respects as of the date hereof.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
          ---------------------------------------------
     The Company represents and warrants (which representations and warranties shall be true and correct on date hereof and on the date of each closing hereunder as if made on each of such dates) to Buyer that:

          a. Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, properties, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole, or on the transactions contemplated hereby.

          b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Statement with Respect to Shares, the Registration Rights Agreement and the Warrants, and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Preferred Shares and the Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors, or its stockholders is required with respect thereto, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement and the Warrants, each of such instruments will constitute, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          c. Capitalization. As of September 30, 1996, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock of which 34,789,062 shares are issued and outstanding, 9,020,786 shares are reserved for issuance pursuant to the Company's stock option plans, no shares are reserved for issuance pursuant to securities (other than the Preferred Shares and the Warrants) exercisable for, or convertible into or exchangeable for shares of Common Stock and 6,000,000 shares are reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants (subject to adjustment pursuant to the Company's covenant set forth in Section 4(h) below); and (ii) 15,000,000 shares of preferred stock, of which no shares are issued and outstanding (exclusive of the Preferred Shares).
All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to (x) preemptive rights or any other similar rights of the securityholders of the Company under any statute to which the Company is subject or pursuant to the Company's Articles of Incorporation (as defined below) or By-laws (as defined below) or through any action or failure to act of the Company or (y) any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in Schedule 3(c), as of September 30, 1996, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or will become bound to issue additional shares of capital stock of the Company or any of its subsidiaries. Except as disclosed in Schedule 3(c), there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement). Since September 30, 1996, except as disclosed in Schedule 3(c), neither the Company nor any of its subsidiaries has issued any shares of capital stock (other than shares of Common Stock issuable upon exercise of stock options) or any options, warrants, scrip or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its subsidiaries (other than options issued under stock option plans). The Company has furnished to the Buyer true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof ("Articles of Incorporation"), the Company's By-laws, as in effect on the date hereof (the "By-laws"). The Company shall provide the Buyer with a written update of this representation signed by the Company's Chief Executive, President or Chief Financial Officer on behalf of the Company as of each Closing Date.

          d. Issuance of Shares. The Preferred Shares, Conversion Shares and Warrant Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement or the Statement with Respect to Shares, upon conversion of the Preferred Shares and upon proper exercise of the Warrants, as applicable, the Preferred Shares, Conversion Shares and Warrant Shares shall be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of securityholders of the Company (other than any such rights created by Buyer).

          e. No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Preferred Shares, Conversion Shares and Warrant Shares) will not (i) result in a violation of the Articles of Incorporation or By-laws or
(ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or otherwise result in an adverse change in the terms currently in effect under, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations, changes and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which with notice or lapse of time or both would put the Company or any of its subsidiaries in default) under, and neither the Company nor any of its subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, or otherwise result in an adverse change in the terms currently in effect under, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as a Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect. Except as specifically contemplated by this Agreement or as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency or any other person in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement or the Warrants in accordance with the terms hereof or thereof, other than the filing of the Statement with Respect to Shares with the Pennsylvania Department of State.

          f. SEC Documents, Financial Statements. Since August 1, 1994, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act of 1934, as amended (the "1934 Act") on a timely basis (all of the foregoing filed prior to the date hereof, together with all reports, schedules, forms, statements and other documents filed by the Company's subsidiaries with the SEC prior to the date hereof, and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to Buyer true and complete copies of its August 3, 1996 financial statements, and the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the consolidated financial statements of the Company dated as of August 3, 1996 which were included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth or disclosed in the financial statements of the Company dated as of August 3, 1996 or in the SEC Documents, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to August 3, 1996 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

          g. Absence of Certain Changes. Since February 3, 1996, there has been no (and no event has occurred which could reasonably be expected to have a future) material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations of the Company and its subsidiaries, taken as a whole, except as disclosed in
Schedule 3(g), the SEC Documents or the August 3, 1996 financial statements of the Company.

          h. Absence of Litigation. Other than as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, of a nature which would be required to be disclosed in the SEC Documents pursuant to applicable securities laws and regulations.

          i. Disclosure. All information relating to or concerning the Company set forth in this Agreement and provided to the Buyer pursuant to
Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

          j. Acknowledgment Regarding Buyer's Purchase of Preferred Shares and Warrants. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyer or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Buyer's purchase of the Preferred Shares and Warrants. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

          k. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offer to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyer.

          l. No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with SFG and JMS, whose commissions and fees will be paid for by the Company. At the First Closing, the Company shall pay SFG a fee equal to $200,000. At the Second Closing, or if this Agreement is terminated at any time prior to the Second Closing (other than because of a breach by the Buyer of any of its representations, warranties or covenants set forth herein), the Company shall pay SFG and JMS, in the aggregate, a fee equal to $400,000, of which amount $300,000 shall be paid to JMS and $100,000 shall be paid to SFG.

          m. Listing. The Common Stock is authorized for quotation on NASDAQ-NM and trading in the Common Stock (or on NASDAQ-NM generally) is not currently suspended by the SEC or NASDAQ. Further, after reasonable investigation of the NASDAQ-NM listing requirements, the Company does not have any knowledge, reason to know or notice that the Common Stock may not be listed on NASDAQ-NM or that the SEC or NASDAQ plans to suspend or is considering suspending trading in the Common Stock (or in NASDAQ-NM generally).

     4.   COVENANTS.
          ---------
          a. Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

          b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before each Closing Date, use it best efforts to take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Buyer at the applicable closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyer on or prior to such Closing Date.

          c. Reporting Status. So long as the Buyer beneficially owns any of the Securities, the Company shall use its best efforts to timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

          d. Use of Proceeds. The Company shall use the proceeds from the sale of the Preferred Shares for working capital and general corporate purposes and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its direct or indirect subsidiaries).

          e. Additional Equity Capital; Right of First Offer. The Company will not conduct any equity financing (including debt with an equity component) during the period beginning on the date hereof and ending two hundred seventy (270) calendar days from the date hereof (the "Offer Period") unless it shall have first conducted good faith negotiations with the Buyer for at least twenty-one (21) days to sell to the Buyer securities on such terms and in such amounts that it intends to otherwise offer to a third party (the "Offered Securities"). The Company shall have no obligation to sell the Offered Securities to the Buyer except pursuant to definitive purchase documentation mutually acceptable to the Company and the Buyer in their sole discretion. If the Company and the Buyer fail to reach an agreement with respect to the sale of all of the Offered Securities within such twenty-one
(21) day period, the Company shall have forty-five (45) days from the expiration of such twenty-one (21) day period to sell or enter into an agreement (pursuant to which the sale of the remaining securities covered thereby shall be closed, if at all, within seventy-five (75) days (or up to 105 days with the consent of the Buyer, which consent will not be unreasonably withheld) from the date of said agreement) to sell an aggregate amount of securities not to exceed the amount of Offered Securities offered to the Buyer at a price and upon general terms no more favorable in any material respect to the purchaser(s) of such securities than those last offered to the Buyer by the Company. If the Company has not so sold such securities or entered into an agreement to sell such securities within said forty-five (45) day period (or sold and issued such remaining securities in accordance with the foregoing within seventy-five (75) days from the date of said agreement), the Company shall not thereafter conduct any equity financing (including debt with an equity component) during the Offer Period without first conducting good faith negotiations with the Buyer as provided above (the transactions and limitations referred to in this and the immediately preceding sentences in this Section 4(e) are each collectively referred to as the "Capital Raising Transactions" and "Capital Raising Limitations," respectively).

     The Capital Raising Transactions and Limitations shall not apply to any transaction involving the Company's commercial banking or vendor financing arrangements or issuances of securities in connection with a merger, consolidation or sale or acquisition of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company or exercise of options by current or former employees, consultants, franchisees, customers or directors. The Capital Raising Transactions and Limitations also shall not apply to the issuance of securities in underwritten public offerings or the issuance of securities or the incurrence of indebtedness by a subsidiary of the Company or upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or to the grant of options, warrants or other securities to employees, former employees, consultants, franchisees, customers, directors and affiliates under any Company stock option or restricted stock plan.

          f. Expenses. SFG acknowledges the receipt of the sum of Fifty Thousand Dollars ($50,000) from the Company, as a non-accountable expense allowance to be applied by SFG against all expenses incurred by it and the Buyer in connection with the due diligence investigation with respect to the Company and the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, the Buyer's and SFG's attorneys' fees and expenses. The Company shall have no further obligation to SFG, JMS or Buyer on account of any expenses incurred by any of them under or in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith or that certain document captioned "Term Sheet" dated July 29, 1996 by and between the Company and SFG.

          g. Financial Information. The Company agrees to send the following reports to the Buyer until the Buyer transfers, assigns, or sells all of the Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; and (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its subsidiaries. The Buyer agrees to notify the Company promptly upon the transfer, assignment or sale of all of the Securities.

          h. Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares and the Preferred Shares then issuable hereunder and issuance of the Conversion Shares in connection therewith and the full exercise of the Warrants then outstanding and then issuable hereunder and the issuance of the Warrant Shares in connection therewith (based on the Conversion Price of the Preferred Shares and the exercise price of the Warrants in effect from time to time). The Company shall use its best efforts to ensure that at the end of each fiscal quarter commencing with the fiscal quarter in which this Agreement is executed, the number of shares of Common Stock so reserved for issuance shall be no less than two (2) times the number that is actually issuable upon full conversion of the Preferred Shares then outstanding plus one (1) times the number that is actually issuable upon full exercise of the Warrants then outstanding (based on the Conversion Price of the Preferred Shares and the exercise price of the Warrants in effect on the last Trading Day of such fiscal quarter); provided, however, that, so long as the Preferred Shares or Warrants are outstanding, the Company shall not (except in relation to a reduction in the number of shares of Common Stock required to be reserved as a result of the conversion or exercise of Preferred Stock or Warrants, respectively) (x) effectuate any reduction in the number of shares of Common Stock so reserved for issuance below such number that the Company would have been required to reserve for issuance pursuant to this sentence based on the lowest daily Closing Bid Price of the Common Stock during the ten (10) Trading Day Period ending on the last Trading Day immediately preceding the effective date of such reduction or (y) remove from reserved status any of the 6,000,000 shares of Common Stock initially reserved for issuance upon conversion of the Preferred Shares and full exercise of the Warrants.

          i. Listing. The Company shall promptly secure the listing of the Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall use its best efforts to maintain, until no Preferred Shares or Warrants are outstanding and so long as any other shares of Common Stock shall be so listed (or, if earlier, until such time as the outstanding Common Stock is acquired or converted pursuant to a merger, going private transaction, or other transaction which results in the deregistration of the Common Stock under
Section 12 of the Securities Exchange Act of 1934), such listing of all Conversion Shares from time to time issuable upon conversion of the Preferred Shares and Warrant Shares issuable upon exercise of the Warrants. The Company will use its best efforts to take all action necessary to continue the listing and trading of its Common Stock on the NASDAQ National Market ("NASDAQ-NM"), the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and such exchanges, as applicable.

          j. Corporate Existence. So long as the Buyer beneficially owns any Preferred Shares or Warrants, the Company shall use its best efforts to maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on NASDAQ-NM, NYSE or AMEX, and except in the event of a liquidation or dissolution of the Company.

     5.   TRANSFER AGENT INSTRUCTIONS.
          ---------------------------
     The Company shall instruct its transfer agent to issue certificates, registered in the name of the Buyer or its nominee, for the Conversion Shares and Warrant Shares in such denominations as specified from time to time by the Buyer to the Company upon conversion of the Preferred Shares or exercise of the Warrants. Prior to registration of the Conversion Shares and Warrant Shares for resale under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than such instructions referred to in this
Section 5, and stop transfer instructions to give effect to Section 2(f) hereof, in the case of the Conversion Shares and Warrant Shares, prior to registration of the Conversion Shares and Warrant Shares for resale under the 1933 Act, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement set forth in Section 2(g) hereof to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel, in form, substance and scope customary to opinions typically delivered in transactions of this nature, that registration of a resale by such Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer.

     6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.
          ----------------------------------------------
     The obligation of the Company hereunder to issue and sell the Preferred Shares and the First Warrants to the Buyer at the First Closing, to issue and sell the Preferred Shares and, under certain circumstances, the Second Warrants at the Second Closing, as applicable, is subject to the satisfaction, at or before the Closing Date in respect of such closing, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

     With respect to the First Closing and the Second Closing:

          (i) The Buyer shall have executed this Agreement and the Registration Rights Agreement and a mutual release in form reasonably satisfactory to Buyer (the "Mutual Release"), and delivered the same to the Company.

          (ii) The Buyer shall have delivered the applicable Purchase Price in accordance with Section 1(b) above.

          (iii) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of each Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which is other than the Closing
Date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to each Closing Date.

          (iv) SFG shall have delivered a letter to the Company at the First Closing, in form and substance reasonably satisfactory to the Company, with respect to certain matters relating to the financial condition of the Buyer.

     7.   CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE.
          --------------------------------------------
     The obligation of the Buyer hereunder to purchase the Preferred Shares and the First Warrants at the First Closing, to purchase the Preferred Shares and, under certain circumstances, the Second Warrants at the Second Closing, as applicable, is subject to the satisfaction, at or before the Closing Date in respect of such closing of each of the following conditions, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion:

          a.   With respect to the First Closing and the Second Closing:

               (i) The Company shall have executed this Agreement and the Registration Rights Agreement and the Mutual Release, and delivered the same to the Buyer.

               (ii) The Statement with Respect to Shares shall have been accepted for filing with the Secretary of State of the Commonwealth of Pennsylvania.

               (iii) The Company shall have delivered to the Buyer duly executed certificates (in such denominations as the Buyer shall request) representing the Preferred Shares and First Warrants (with respect to the First Closing) or, under certain circumstances, Second Warrants (with respect to the Second Closing) being so purchased in accordance with Section 1(b) above.

               (iv) The Common Stock shall be authorized for quotation on NASDAQ-NM, and trading in the Common Stock (or on NASDAQ-NM generally) shall not have been suspended by the SEC or NASDAQ. Further, the Company shall, after reasonable investigation of the NASDAQ-NM listing requirements, have no knowledge, reason to know or notice that the Common Stock may not be listed on NASDAQ-NM or that the SEC or NASDAQ plans to suspend or is considering suspending trading in the Common Stock (or on NASDAQ-NM generally).

               (v) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of each Closing Date as though made at such time (except for representations and warranties that speak as of a specific date which is other than the Closing Date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to each Closing Date. The Buyer shall have received a certificate, executed by the chief financial officer of the Company, dated as of each Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

               (vi) The Buyer shall have received an opinion of the Company's counsel, dated as of each Closing Date, in substantially the same form as Exhibit "D" attached hereto.

               (vii) The Buyer shall have received an officer's certificate described in Section 3(c) above, dated as of each Closing Date.

               (viii) The Company shall have permitted inspection by Klehr, Harrison, Harvey, Branzburg & Ellers, at least two (2) business days prior to the applicable Closing Date, of the certificates representing the Preferred Shares to be issued on such Closing Date.

          b.   With respect to the Second Closing:

               (i) The Registration Statement registering (i) the Conversion Shares issuable upon conversion of the Preferred Shares issued or issuable at the First Closing and the Second Closing, (ii) the Warrant Shares issuable upon exercise of the First Warrants issued at the First Closing and (iii) the Warrant Shares issuable upon exercise of the Second Warrants issuable on the Second Warrant Issue Date, shall be effective within 165 days of the filing of such Registration Statement and no stop order shall have been issued in respect thereof.

               (ii) The Company shall not have failed, and shall not have announced that it will refuse, to issue shares of Common Stock to any holder of Preferred Stock upon exercise by a holder of its conversion rights in accordance with the Statement with Respect to Shares.

               (iii) The Company or any subsidiary of the Company shall not have made an assignment for the benefit of creditors, or applied for or consented to the appointment of a receiver or trustee for it or for all or substantially all of its property or business; or such a receiver or trustee shall not otherwise have been appointed.

               (iv) Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under bankruptcy law or any law for relief of debtors shall not have been instituted by or against the Company or any subsidiary of the Company.

     8.   GOVERNING LAW; MISCELLANEOUS.
          ----------------------------
          a. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Pennsylvania without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in Philadelphia, Pennsylvania with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

          b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

          c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

          e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

          f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier, in each case addressed to a party. Any such notice may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier, in each case addressed to a party. The addresses for such communications shall be:

     If to the Company:

     Intelligent Electronics, Inc.
     411 Eagleview Boulevard
     Exton, PA  19341
     Attention: Chief Financial Officer
     Telecopy:  (610) 458-0599

     With copy to:

     Pepper, Hamilton & Scheetz
     3000 Two Logan Square
     18th and Arch Streets
     Philadelphia, PA 19103-2799
     Telecopy: (215) 981-4750
     Attn:  Barry M. Abelson, Esquire

     With copy to:

     Steven M. Kawalick
     General Counsel
     Intelligent Electronics, Inc.
     5700 S. Quebec Street
     Englewood, CO  80111
     Telecopy:  (303) 486-8939

     If to the Buyer:

     Capital Ventures International
     c/o Bala International, Inc.
     401 City Line Avenue
     Suite 220
     Bala Cynwyd, PA  19004-1122
     Telecopy: (610) 617-2707
     Attention:  Andrew Frost

     With copy to:

     Joel Greenberg, Esq.
     401 City Line Avenue
     Suite 220
     Bala Cynwyd, PA  19004-1122
     Telecopy: (610) 617-2707

     And:

     Klehr, Harrison, Harvey, Branzburg & Ellers
     1401 Walnut Street
     Philadelphia, PA  19102
     Telecopy:  (215) 568-6603
     Attention: Stephen T. Burdumy, Esquire

     Each party shall provide notice to the other party of any change in address.

          g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, the Buyer may assign its rights hereunder to any of its "affiliates," as that term is defined under the 1934 Act, (and any such assignment prior to the Second Closing, shall require the prior written consent of the Company), provided, that no assignment shall be valid unless such assignee joins in this Agreement and agrees to be treated as the "Buyer" for all purposes of this Agreement; provided, further, that any such assignment by the Buyer shall not relieve the Buyer of any liability under this Agreement.

          h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          i. Survival. The representations and warranties of the Company and the Buyer and their respective agreements and covenants set forth in Sections 2, 3, 4, 5 and 8 shall survive the closings hereunder for a period of three (3) years and shall not be affected by any due diligence investigation conducted by or on behalf of the Buyer or the Company, provided, however, that the Company's covenants contained in Sections 4(c) and 4(h)-(j) shall survive such closings indefinitely and the Buyer's representations contained in Section 2(f) shall survive such closings until such time as none of the Preferred Shares or Warrant are outstanding. The Company agrees to indemnify and hold harmless the Buyer for loss or damage arising as a result of or related to any breach by the Company of any of its representations or covenants set forth in Section 3, 4, or 5 hereof, including advancement of expenses (including attorneys fees and expenses) as they are incurred. The Buyer agrees to indemnify and hold harmless the Company for loss or damage arising as a result of or related to any breach by the Buyer of its obligation set forth in Section 1(b) hereof, including advancement of expenses (including attorneys fees and expenses) as they are incurred.

          j. Publicity. The Company and the Buyer shall have the right to review and approve before issuance any press releases, SEC, NASDAQ or NASD filings, or any other public statements with respect to the issuance of the Preferred Stock and the Warrants hereunder. The obligations under this paragraph (j) shall expire and be of no further force or effect from and after 30 days following the Second Warrant Issuance Date.

          k. Further Assurances. Each party shall use its best efforts do and perform, or cause to be done and performed, all such further acts and things, and shall use its best efforts execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          l. Termination. In the event that the First Closing shall not have occurred on or before fifteen (15) business days from the date hereof, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date, and neither party shall have any further obligations to the other pursuant to this Agreement. If the Second Closing shall not have occurred on or before 260 days after the initial filing of the Registration Statement, unless the parties agree otherwise, this Agreement shall terminate on the close of business on such date, and neither party shall have any further obligations to the other with respect to the shares of Preferred Stock and the Second Warrants to be issued and sold at the Second Closing.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



      IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.


INTELLIGENT ELECTRONICS, INC.

By: /s/ Thomas J. Coffey
   ---------------------------------
Name: Thomas J. Coffey
Its:  Sr. V.P. and CFO


BUYER:

CAPITAL VENTURES INTERNATIONAL

By: Bala International, Inc., as authorized agent

     By: /s/ Andrew Frost
         -------------------------------
     Name: Andrew Frost
     Its:  Director